UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of principal executive offices) (zip code)

(833) 571-0486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	CMA PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 6, 2026, Comerica Incorporated, a Delaware corporation (“Comerica”), held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed acquisition of Comerica by Fifth Third Bancorp (“Fifth Third”), pursuant to that certain Agreement and Plan of Merger, dated as of October 5, 2025, by and among Fifth Third, Fifth Third Financial Corporation, Comerica and Comerica Holdings Incorporated (the “Merger Agreement”). There were 127,794,112 shares of common stock outstanding and entitled to vote as of the close of business on November 24, 2025, the record date for the Special Meeting. There were 96,557,213 shares of common stock represented at the Special Meeting by valid proxies or that voted at the Special Meeting, which was approximately 75.5% of the shares of common stock outstanding and entitled to vote at the Special Meeting and which constituted a quorum.

Set forth below are the matters voted upon at the Special Meeting, which are more fully described in the joint proxy statement/prospectus of Fifth Third and Comerica filed with the U.S. Securities and Exchange Commission on November 25, 2025 in connection with the Special Meeting, and the final voting results tabulated by Comerica’s independent Inspector of Election.

1.

Proposal to adopt the Agreement and Plan of Merger, dated as of October 5, 2025, by and among Fifth Third, Fifth Third Financial Corporation, Comerica and Comerica Holdings Incorporated (the “Comerica Merger Proposal”).

The stockholders approved the Comerica Merger Proposal by the following votes:

Voted For	Voted Against	Abstentions
93,651,601	2,795,960	109,652

2.

Proposal to approve, on a non-binding, advisory basis, the merger-related compensation payments that will or may be paid to Comerica’s named executive officers in connection with the first merger (the “Comerica Compensation Proposal”).

The stockholders approved the Comerica Compensation Proposal by the following votes:

Voted For	Voted Against	Abstentions
54,715,121	40,823,085	1,019,007

3.

Proposal to approve the adjournment or postponement of the Special Meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Comerica Merger Proposal or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided.

Voted For	Voted Against	Abstentions
91,018,394	5,133,993	404,826

Because there were sufficient votes to adopt the Merger Agreement, no adjournment of the Special Meeting was determined to be necessary or appropriate, and accordingly, the Special Meeting was not adjourned and proceeded to conclusion.

ITEM 7.01 REGULATION FD DISCLOSURE.

On January 6, 2026, Fifth Third and Comerica issued a joint press release announcing the results of the Special Meeting and the results of the special meeting of Fifth Third’s shareholders also held on January 6, 2026. A copy of the joint press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly stated by specific reference in such filing.

Forward Looking Statements

This Current Report on Form 8-K contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “achieve,” “anticipate,” “assume,” “believe,” “could,” “deliver,” “drive,” “enhance,” “estimate,” “expect,” “focus,” “future,” “goal,” “grow,” “guidance,” “intend,” “may,” “might,” “plan,” “position,” “potential,” “predict,” “project,” “opportunity,” “outlook,” “should,” “strategy,” “target,” “trajectory,” “trend,” “will,” “would,” and other similar words and expressions or the negative of such terms or other comparable terminology. Forward-looking statements include, but are not limited to, statements about our business strategy, goals and objectives, projected financial and operating results, including outlook for future growth, and future common share dividends, common share repurchases and other uses of capital. These statements are not historical facts, but instead represent our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. The following factors, among others, could cause actual results to differ materially from those set forth in the forward-looking statements: (i) the possibility of a failure to complete the merger of Comerica with Fifth Third (the “Transaction”) or unexpected delays related to the Merger or the inability of the parties to obtain regulatory approvals or satisfy other closing conditions in the Merger Agreement required to complete the Transaction, or (ii) regulatory approvals resulting in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction.

These and other important factors, including those discussed under “Risk Factors” in Comerica’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000028412/000002841225000108/cma-20241231.htm), and in Fifth Third’s Annual Report on Form 10-K for the year ended December 31, 2024 (available at: https://www.sec.gov/ix?doc=/Archives/edgar/data/0000035527/000003552725000079/fitb-20241231.htm), as well as Comerica’s and Fifth Third’s subsequent filings with the SEC, may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements.

The forward-looking statements herein are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Comerica and Fifth Third disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release, dated January 6, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

Date: January 6, 2026	/s/ Von E. Hays
Von E. Hays
Senior Executive Vice President and Chief Legal Officer